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                                                                   Exhibit 10.39

                      DONNELLY, McNAMARA & GUSTAFSON, P.C.
                                ATTORNEYS AT LAW
                                150 DANBURY ROAD
                                  P.O. BOX 2006
                       RIDGEFIELD, CONNECTICUT 06877-0906
                                      -----
                                (203) 438-6534

                                          September 12, 1995

Mr. James G. Binch, President & CEO
Memry Corporation
57 Commerce Drive
Brookfield, Connecticut 06804

Re:  Brookfield Commerce/Memry Corporation Lease Agreement

Dear Jim:

      This letter is to inform you that your option to renew the above referenced lease agreement expires on September 30, 1995.

      If you wish to continue the lease for the additional five (5) years, please execute a copy of this letter.

                                Very truly yours,

                                /s/ Paul S. McNamara
                                --------------------
                                Paul S. McNamara

PSM/ces

Option Exercised
Memry Corporation

by /s/ James G. Binch
  --------------------
  James G. Binch, Its.
  President and CEO